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                                 UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported)  October 3, 2003


                     -------------------------------------



                           CNA FINANCIAL CORPORATION

             (Exact name of registrant as specified in its charter)





          DELAWARE                       1-5823               36-6169860
(State or Other Jurisdiction           (Commission          (IRS Employer
      of Incorporation)                File Number)       Identification No.)

       CNA PLAZA, CHICAGO, ILLINOIS                                60685
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code          (312) 822-5000

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits

(c)  Exhibits:

Exhibit No.    Description
-----------    -----------

99.1 CNA Financial Corporation press release, issued October 3, 2003, providing information on CNA's withdrawal from the assumed reinsurance business.


Item 9.  Regulation FD Disclosure

On October 3, 2003 CNA Financial Corporation issued a press release providing information on CNA's withdrawal from the assumed reinsurance business. The press release is furnished as Exhibit 99.1 to this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CNA FINANCIAL CORPORATION



Dated:  October 3, 2003                 /s/ Robert V. Deutsch
                                        ----------------------------------------
                                        By:  Robert V. Deutsch
                                        Its: Executive Vice President and
                                             Chief Financial Officer